                                                                   EXHIBIT .99


                              SABINE ROYALTY TRUST





                                TAX INFORMATION
                                      2000






         This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

                              SABINE ROYALTY TRUST

                                  MARCH 1, 2001


TO UNIT HOLDERS:

         This booklet provides 2000 tax information which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the "Trust "). Each Unit holder is encouraged to read the entire booklet very carefully.

         The material included in this booklet enables you to compute the information to be included in your Federal and state income tax returns. This booklet is the only information source for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2000 calendar year. The Trust does not file nor does it furnish a Form 1099 to Unit holders (except where Federal backup withholding is required). Unit holders should retain this booklet as part of their tax records.

         The material herein is not intended and should not be construed as professional tax or legal advice. Unit holders are encouraged to consult their own tax advisors concerning its use.

Very truly yours,


Sabine Royalty Trust,
By Bank of America, N.A., Trustee
1-800-365-6541

                              SABINE ROYALTY TRUST
                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
2000 TAX INFORMATION
o Reading the Income and Expense Schedules .....................................    1
o Identifying Which Income and Expense Schedules to Use ........................    1
o Applying the Data From the Income and Expense Schedules ......................    1
o Computing Depletion ..........................................................    1
o Sale or Exchange of Units ....................................................    3
o Classification of Investment .................................................    3
o Nonresident Foreign Unit Holders .............................................    3
o Backup Withholding ...........................................................    3
o State Income Tax .............................................................    3
o Table of 2000 Monthly Record Dates and Cash Distributions Per Unit ...........    4
o Tax Computation Worksheet ....................................................    5
o Supplement to Tax Computation Worksheet ......................................    6
o Tax Information Schedules ....................................................    7
     oo Form 1041, Grantor Trust for Calendar Year 2000 .........................   7
     oo Form 1041, Grantor Trust for January 2000 ...............................   8
     oo Form 1041, Grantor Trust for February 2000 ..............................   9
     oo Form 1041, Grantor Trust for March 2000 .................................  10
     oo Form 1041, Grantor Trust for April 2000 .................................  11
     oo Form 1041, Grantor Trust for May 2000 ...................................  12
     oo Form 1041, Grantor Trust for June 2000 ..................................  13
     oo Form 1041, Grantor Trust for July 2000 ..................................  14
     oo Form 1041, Grantor Trust for August 2000 ................................  15
     oo Form 1041, Grantor Trust for September 2000 .............................  16
     oo Form 1041, Grantor Trust for October 2000 ...............................  17
     oo Form 1041, Grantor Trust for November 2000 ..............................  18
     oo Form 1041, Grantor Trust for December 2000 ..............................  19
     oo Depletion Schedule I ...................................................   20
     oo Depletion Schedule II ..................................................   20
     oo Depletion Schedule III .................................................   21
     oo Depletion Schedule IV ..................................................   21
     oo Depletion Schedule V ...................................................   22
     oo Depletion Schedule VI ..................................................   22
     oo Depletion Schedule VII .................................................   23
     oo Depletion Schedule VIII ................................................   23
     oo Depletion Schedule IX ..................................................   24
     oo Depletion Schedule X ...................................................   24
     oo Depletion Schedule XI ..................................................   25
     oo Depletion Schedule XII .................................................   25
     oo Depletion Schedule XIII ................................................   26
     oo Depletion Schedule XIV .................................................   26
     oo Depletion Schedule XV ..................................................   27
     oo Depletion Schedule XVI .................................................   27
     oo Depletion Schedule XVII ................................................   28
     oo Depletion Schedule XVIII ...............................................   28
     oo Depletion Schedule XIX .................................................   29
     oo Depletion Schedule XX ..................................................   29
o Sample Tax Forms for Individual Unit Holders .................................   30
o Comprehensive Example ........................................................   32
DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE OWNERSHIP OF UNITS IN
SABINE ROYALTY TRUST
o Tax Background Information ...................................................  A-1
     oo Effect of Escrow Arrangement ...........................................  A-1
o Depletion ....................................................................  A-2
     oo Cost Depletion .........................................................  A-2
     oo Percentage Depletion ...................................................  A-2
o Nonresident Foreign Unit Holders .............................................  A-3
o Sale or Exchange of Units ....................................................  A-3
o Backup Withholding ...........................................................  A-4
o State Income Tax .............................................................  A-4




(SRT 2000 TAX)

                              SABINE ROYALTY TRUST
                              2000 TAX INFORMATION



READING THE INCOME AND EXPENSE SCHEDULES

         The accompanying income and expense schedules reflect tax information attributable to Sabine Royalty Trust (the "Trust") for 2000. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 31, 2000, and separate noncumulative schedules for the months of January through December 2000 are enclosed. Separate depletion schedules are enclosed which provide the necessary information for Unit holders to compute cost depletion with respect to their interests in the Trust.

IDENTIFYING WHICH INCOME AND EXPENSE SCHEDULES TO USE

         Pursuant to the terms of the Trust agreement and the escrow agreement, the Trust receives income and incurs expenses only on Monthly Record Dates. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record of the Units on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

         The appropriate schedules to be used by a Unit holder will depend upon
(i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 15, 2000 and who still owned only those Units on December 15,2000 must use each of the separate monthly schedules for June through December 2000, and Depletion Schedule XX for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 18, 2000 and who continued to own only those Units on December 15, 2000, must use only the cumulative schedule for calendar year 2000 and the appropriate depletion schedule(s).

APPLYING THE DATA FROM THE INCOME AND EXPENSE SCHEDULES

         The tax data, other than depletion, specifically applicable to a Unit holder may be determined by multiplying the appropriate decimal fractions times the number of Units owned. Unit holders who must use the separate monthly income and expense schedules should combine the individual income and expense factors from the monthly schedules for each month during which the Units were owned on a Monthly Record Date. For a worksheet approach to computing these decimal fractions, see the Supplement to Tax Computation Worksheet on page 6.

COMPUTING DEPLETION

         Depletion schedules are included which provide information for Unit holders to compute cost depletion deductions with respect to their interests in the Trust. To compute depletion for any taxable period, Unit holders should multiply the depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s), reduced by the cost depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units. A factor for percentage depletion is not included, as cost depletion exceeded the percentage depletion calculated.

(SRT 2000 TAX)

         Noncorporate Unit holders who acquired Units in the original distribution from Sabine Corporation ("Sabine ")should use Depletion Schedule I to compute 2000 depletion on those Units. Corporate Unit holders that acquired Units in the original distribution from Sabine should use Depletion Schedule II to compute 2000 depletion on those Units. The proper depletion schedule to be utilized for Units owned is reflected below.


   DATE(S) UNITS                                 DEPLETION SCHEDULE
   WERE ACQUIRED                                  TO BE UTILIZED
   -------------                                ------------------
Original Distribution                       See preceding paragraph
Before    12/16/83                          I
12/16/83--12/17/84                          III
12/18/84--12/16/85                          IV
12/17/85--3/17/86                           V
 3/18/86--12/15/86                          VI
12/16/86--12/15/87                          VII
12/16/87--12/15/88                          VIII
12/16/88--12/15/89                          IX
12/16/89--12/17/90                          X
12/18/90--12/16/91                          XI
12/17/91--12/15/92                          XII
12/16/92--12/15/93                          XIII
12/16/93--12/15/94                          XIV
12/16/94--12/15/95                          XV
12/16/95--12/16/96                          XVI
12/17/96--12/15/97                          XVII
12/16/97--12/15/98                          XVIII
12/16/98--12/15/99                          XIX
12/16/99--12/15/00                          XX
12/16/00--12/31/00                          No 2000 depletion allowed


         As discussed at page A-2 in the back portion of this booklet, the composite depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the depletion factors permits the presentation of a single depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices which occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive depletion schedules are included herein reflecting the composite depletion factors required to compute depletion for Units acquired in 1986. The proper depletion schedule to use in computing 2000 depletion is dependent upon the date upon which the Units were acquired as reflected in the preceding paragraph.

         The amount of depletion attributable to a specific state may be determined by multiplying the depletion factor indicated for the particular state times the Federal tax basis in the Unit(s) held, reduced by prior calendar years' allowable Federal depletion, if any. The Federal and state depletion factors contained on Depletion Schedule I through Depletion Schedule XIX are presented on a cumulative basis for 2000. However, the Federal and state depletion factors contained on Depletion Schedule XX are summarized separately; and the state factors are presented on a noncumulative basis. If you are using Depletion Schedule XX for your state income tax return(s), you may either calculate the applicable state depletion for each month and add the monthly depletion amounts together, or you may add together the applicable monthly depletion factors for the relevant state and multiply this created composite depletion factor times your adjusted basis in your Units. The result should be the same using either method.

(SRT 2000 TAX)

         Different depletion schedules may be required to be used for Units acquired in different years by a Unit holder. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

SALE OR EXCHANGE OF UNITS

         A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on page A-3 in the back portion of this booklet.

CLASSIFICATION OF INVESTMENT

         Tax Reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as "passive," "active" or "portfolio" in nature. An explanation of the application of these rules to the items of income and expense reported by the Trust are contained on page A-1 in the back portion of this booklet.

NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)") are subject to special tax rules with respect to their investments in the Trust. These rules are outlined beginning on page A-3 in the back portion of this booklet.

BACKUP WITHHOLDING

         Unit holders who have had amounts withheld in 2000 pursuant to the Federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total Federal income tax withheld from distributions. The amount reported on the Form 1099-MISC should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form
1099-MISC, should be considered as a credit by the Unit holder in computing any Federal income tax liability. Individual Unit holders should include the amount of backup withholding on line 57 of page 2 of the 2000 Form 1040. For a further discussion of backup withholding, see page A-4 in the back portion of this booklet.

STATE INCOME TAX

         Since the Trust holds royalty interests and receives income that is attributable to various states, Unit holders may be obligated to file a return and may have a tax liability in states in addition to their state of residence. The accompanying schedules have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State income tax matters are more fully discussed on page A-4 in the back portion of this booklet.


(SRT 2000 TAX)

TABLE OF 2000 MONTHLY RECORD DATES AND CASH DISTRIBUTIONS PER UNIT

         Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2000. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the Federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.



                                                                 DISTRIBUTION PER
MONTHLY RECORD DATE                       DATE PAYABLE                 UNIT
-------------------                       ------------           ----------------
January 18,2000                         January 31,2000               $.20049
February 15,2000                        February 29,2000              $.18787
March 15,2000                           March 29,2000                 $.14055
April 17,2000                           April 28,2000                 $.22522
May 15,2000                             May 30,2000                   $.13762
June 15,2000                            June 29,2000                  $.15430
July 17,2000                            July 31,2000                  $.22049
August 15,2000                          August 29,2000                $.14978
September 15,2000                       September 29,2000             $.23513
October 16,2000                         October 30,2000               $.14282
November 15,2000                        November 29,2000              $.25090
December 15,2000                        December 29,2000              $.22952



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST
                           TAX COMPUTATION WORKSHEET

                                      2000

         (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                        A                       B                 C

                                                         AMOUNTS PER UNIT
                                    NUMBER OF            FROM APPROPRIATE
                                   UNITS OWNED             SCHEDULE(S)                               WHERE TO REFLECT ON
ITEM                                 (NOTE 1)                (NOTE 2)            TOTALS            2000 FORM 1040 (NOTE 3)
----                               ----------            ----------------        ------            -----------------------
Gross Royalty Income ..........                     x                     =                    Line 4, Part I,      Schedule E
                                ------------------       ---------------      -------------
Severance Tax .................                     x                     =                    Line 16, Part I,     Schedule E
                                ------------------       ---------------      -------------
Interest Income ................                    x                     =                    Line 1, Part I,      Schedule B
                                ------------------       ---------------      -------------
Administrative Expense .........                    x                     =                    Line 18, Part I,     Schedule E
                                ------------------       ---------------      -------------


                                    PART II

                            COST DEPLETION (NOTE 4)



                        COST DEPLETION
                      ALLOWABLE IN PRIOR    ADJUSTED BASIS FOR          APPROPRIATE 2000
                        CALENDAR YEARS        COST DEPLETION         COST DEPLETION FACTOR
ORIGINAL BASIS             (NOTE 5)              PURPOSES                   (NOTE 4)               2000 COST DEPLETION*
--------------        ------------------    ------------------       ---------------------         --------------------
                   -                      =                     x                             =
------------------   ---------------           -------------           -------------------         --------------------


* Reflect cost depletion on 2000 Form 1040, line 20, Part 1, Schedule E
  (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                             WHERE TO REFLECT ON
NET SALES      ADJUSTED BASIS             GAIN                 2000 FORM 1040
  PRICE           (NOTE 6)               (LOSS)                   (NOTE 3)
---------      --------------            ------             -------------------

           -                     =                               Form 4797
----------     --------------         -------------


NOTES
-----

(1) In order to correctly calculate total income and expense to be reported on your 2000 Federal and, if applicable, state income tax returns, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired at different times. Only the total of each item of income and expense obtained by adding the separate Tax Computation Worksheet totals, if more than one is required, should be reported on your applicable 2000 income tax returns.

(2) If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 18, 2000 through December 15, 2000, then the amounts reflected on the cumulative schedule for 2000 should be used to complete Part I. If any Units were held of record for only part of the period defined above, the Supplement to Tax Computation Worksheet on page 6 should be used to derive the income and expense factors to be inserted in column B.

(3) The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. The U.S. Corporation Income Tax Return (Form 1120) does not require that royalty income and related expenses be separately identified on any specific schedules. Note: Schedule D should be utilized to report the Sale of Units acquired before January 1, 1987.(See "Sale or Exchange of Units" on page A-3.)

(4) The appropriate depletion schedule(s) to be utilized is generally dependent upon the date on which the Units were acquired. See "Computing Cost Depletion" on page 1 to determine the proper schedule(s) to be used.

(5) Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in prior years' Sabine Royalty Trust Tax Information Booklet(s) should be used in order to determine the appropriate cost depletion amount(s) allowable in prior calendar years.

(6) The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).


(SRT 2000 TAX)

                              SABINE ROYALTY TRUST
                    SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2000

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

         This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 18, 2000 through December 15, 2000. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet -- Part I, under the heading entitled "Amounts Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the monthly schedules (pages 8-19) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates).


                                    MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                  CALCULATED
                      ---------------------------------------------------------------------------------------------   FACTOR
                       JANUARY  FEBRUARY  MARCH  APRIL  MAY  JUNE  JULY  AUGUST SEPTEMBER OCTOBER NOVEMBER DECEMBER   PER UNIT*
                      --------  --------  -----  ----- ----- ----- ----- ------ --------- ------- -------- --------  ----------
Gross Royalty
Income ..............
                      --------  --------  -----  ----- ----- ----- ----- ------ --------- ------- -------- --------  ----------
Severance Tax .......
                      --------  --------  -----  ----- ----- ----- ----- ------ --------- ------- -------- --------  ----------
Interest Income .....
                      --------  --------  -----  ----- ----- ----- ----- ------ --------- ------- -------- --------  ----------
Administrative
Expense .............
                      --------  --------  -----  ----- ----- ----- ----- ------ --------- ------- -------- --------  ----------


----------
* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.


(SRT 2000 TAX)

                                                                 CUMULATIVE 2000


                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                                                         OTHER INCOME
                                             ROYALTY INCOME AND EXPENSE                                   AND EXPENSE
                             ---------------------------------------------------------      ------------------------------------
                                                                             NET
                                  GROSS              SEVERANCE             ROYALTY             INTEREST           ADMINISTRATIVE
SOURCE                            INCOME                TAX                PAYMENTS             INCOME                EXPENSE
------                       ---------------      ---------------      ---------------      ---------------      ---------------
Florida ...............      $       .046268      $       .002751      $       .043517      $             *      $       .003013
Louisiana .............              .223101              .009895              .213206              .000627              .017071
Mississippi ...........              .106133              .004292              .101841                    *              .007220
New Mexico ............              .200114              .018415              .181699                    *              .012785
Oklahoma ..............              .406142              .030340              .375802                    *              .026452
Texas .................             1.604985              .091661             1.513324              .015417              .104253
                             ---------------      ---------------      ---------------      ---------------      ---------------
  TOTAL ...............      $      2.586743      $       .157354      $      2.429389      $       .016044      $       .170794
                             ===============      ===============      ===============      ===============      ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                ITEM                                    AMOUNT
                ----                                    ------
1. Total Net Royalty Payments ................      $     2.429389
2. Interest Income* ..........................             .016044
3. Administrative Expense ....................            (.170794)
                                                    --------------
4. Cash Distribution Per Unit**  .............      $     2.274639
                                                    ==============

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2000 TAX)

                                                                FOR JANUARY 2000


                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT




                                                                                                         OTHER INCOME
                                             ROYALTY INCOME AND EXPENSE                                   AND EXPENSE
                             ---------------------------------------------------------      ------------------------------------
                                                                             NET
                                  GROSS              SEVERANCE             ROYALTY             INTEREST           ADMINISTRATIVE
SOURCE                            INCOME                TAX                PAYMENTS             INCOME                EXPENSE
------                       ---------------      ---------------      ---------------      ---------------      ---------------
Florida .............        $       .005526      $       .000400      $       .005126       $            *      $       .000372
Louisiana ...........                .019561              .000792              .018769              .000076              .001608
Mississippi .........                .009347              .000458              .008889                    *              .000629
New Mexico ..........                .015128              .001492              .013636                    *              .001018
Oklahoma ............                .026916              .002042              .024874                    *              .001812
Texas ...............                .155345              .011421              .143924              .001094              .010458
                             ---------------      ---------------      ---------------       --------------      ---------------
    TOTAL ...............    $       .231823      $       .016605      $       .215218       $      .001170      $       .015897
                             ===============      ===============      ===============      ===============      ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                ITEM                                    AMOUNT
                ----                                    ------
1. Total Net Royalty Payments ...............       $      .215218
2. Interest Income*..........................              .001170
3. Administrative Expense ...................             (.015897)
                                                    --------------
4. Cash Distribution Per Unit**..............       $      .200491
                                                    ==============

----------
* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2000 TAX)

                                                             FOR FEBRUARY 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                                                         OTHER INCOME
                                             ROYALTY INCOME AND EXPENSE                                   AND EXPENSE
                             ---------------------------------------------------------      ------------------------------------
                                                                             NET
                                  GROSS              SEVERANCE             ROYALTY             INTEREST           ADMINISTRATIVE
SOURCE                            INCOME                TAX                PAYMENTS             INCOME                EXPENSE
------                       ---------------      ---------------      ---------------      ---------------      ---------------
Florida ................     $       .002961      $       .000180      $       .002781      $             *      $       .000126
Louisiana ..............             .018840              .000983              .017857              .000059              .001098
Mississippi ............             .008293              .000251              .008042                    *              .000353
New Mexico .............             .009244              .000692              .008552                    *              .000393
Oklahoma ...............             .032309              .002059              .030250                    *              .001375
Texas ..................             .135259              .006801              .128458              .000974              .005757
                             ---------------      ---------------      ---------------       --------------      ---------------
TOTAL ..................     $       .206906      $       .010966      $       .195940       $      .001033      $       .009102
                             ===============      ===============      ===============       ==============      ===============



                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                ITEM                                    AMOUNT
                ----                                    ------
1. Total Net Royalty Payments ...............       $      .195940
2. Interest Income*..........................              .001033
3. Administrative Expense ...................             (.009102)
                                                    --------------
4. Cash Distribution Per Unit**..............       $      .187871
                                                    ==============

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2000 TAX)

                                                                FOR MARCH 2000

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                                                         OTHER INCOME
                                             ROYALTY INCOME AND EXPENSE                                   AND EXPENSE
                             ---------------------------------------------------------      ------------------------------------
                                                                             NET
                                  GROSS              SEVERANCE             ROYALTY             INTEREST           ADMINISTRATIVE
SOURCE                            INCOME                TAX                PAYMENTS             INCOME                EXPENSE
------                       ---------------      ---------------      ---------------      ---------------      ---------------
Florida ...............      $       .006368      $       .000198      $       .006170      $             *      $       .000277
Louisiana .............              .013179              .000819              .012360              .000040              .000865
Mississippi ...........              .008416              .000337              .008079                    *              .000367
New Mexico ............              .012395              .001280              .011115                    *              .000540
Oklahoma ..............              .026474              .001954              .024520                    *              .001154
Texas .................              .089578              .005128              .084450              .000922              .003903
                             ---------------      ---------------      ---------------       --------------      ---------------
TOTAL .................      $       .156410      $       .009716      $       .146694       $      .000962      $       .007106
                             ===============      ===============      ===============       ==============      ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                ITEM                                    AMOUNT
                ----                                    ------
1. Total Net Royalty Payments .............         $      .146694
2. Interest Income*........................                .000962
3. Administrative Expense .................               (.007106)
                                                    --------------
4. Cash Distribution Per Unit**............         $      .140550
                                                    ==============

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2000 TAX)

                                                                FOR APRIL 2000


                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT


                                                                                                         OTHER INCOME
                                             ROYALTY INCOME AND EXPENSE                                   AND EXPENSE
                             ---------------------------------------------------------      ------------------------------------
                                                                             NET
                                  GROSS              SEVERANCE             ROYALTY             INTEREST           ADMINISTRATIVE
SOURCE                            INCOME                TAX                PAYMENTS             INCOME                EXPENSE
------                       ---------------      ---------------      ---------------      ---------------      ---------------
Florida ................     $       .005862      $       .000381      $       .005481      $             *      $       .000258
Louisiana ..............             .022276              .001088              .021188              .000085              .001274
Mississippi ............             .010996              .000475              .010521                    *              .000484
New Mexico .............             .016941              .001550              .015391                    *              .000746
Oklahoma ...............             .037343              .002823              .034520                    *              .001645
Texas ..................             .157541              .009370              .148171              .001209              .006938
                             ---------------      ---------------      ---------------       --------------      ---------------
TOTAL ..................     $       .250959      $       .015687      $       .235272       $      .001294      $       .011345
                             ===============      ===============      ===============       ==============      ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

                ITEM                                    AMOUNT
                ----                                    ------
1. Total Net Royalty Payments ...............       $      .235272
2. Interest Income*..........................              .001294
3. Administrative Expense ...................             (.011345)
                                                    --------------
4. Cash Distribution Per Unit **.............       $      .225221
                                                    ==============

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2000 TAX)

                                                                    FOR MAY 2000


                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT


                                                                                                         OTHER INCOME
                                             ROYALTY INCOME AND EXPENSE                                   AND EXPENSE
                             ---------------------------------------------------------      ------------------------------------
                                                                             NET
                                  GROSS              SEVERANCE             ROYALTY             INTEREST           ADMINISTRATIVE
SOURCE                            INCOME                TAX                PAYMENTS             INCOME                EXPENSE
------                       ---------------      ---------------      ---------------      ---------------      ---------------
Florida ...............      $       .003328      $       .000219      $       .003109      $             *      $       .000244
Louisiana .............              .009867              .000878              .008989              .000043              .001012
Mississippi ...........              .006847              .000163              .006684                    *              .000501
New Mexico ............              .010307              .000900              .009407                    *              .000755
Oklahoma ..............              .022647              .001650              .020997                    *              .001658
Texas .................              .104833              .005481              .099352              .000888              .007677
                             ---------------      ---------------      ---------------       --------------      ---------------
TOTAL .................      $       .157829      $       .009291      $       .148538       $      .000931      $       .011847
                             ===============      ===============      ===============       ==============      ===============


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT


                ITEM                                    AMOUNT
                ----                                    ------
1. Total Net Royalty Payments ..............        $      .148538
2. Interest Income*.........................               .000931
3. Administrative Expense ..................              (.011847)
                                                    --------------
4. Cash Distribution Per Unit**.............        $      .137622
                                                    ==============

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2000 TAX)

                                                                   FOR JUNE 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                          OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                    AND EXPENSE
                       --------------------------------------       -------------------------
                                                       NET
                        GROSS         SEVERANCE      ROYALTY        INTEREST   ADMINISTRATIVE
    SOURCE              INCOME           TAX         PAYMENTS        INCOME        EXPENSE
    ------             --------       ---------      --------       --------   --------------
Florida ........       $.000386       $.000026       $.000360       $      *       $.000019
Louisiana ......        .022762        .001128        .021634        .000082        .001439
Mississippi ....        .008949        .000501        .008448              *        .000451
New Mexico .....        .012167        .001057        .011110              *        .000613
Oklahoma .......        .035353        .006514        .028839              *        .001781
Texas ..........        .096658        .004772        .091886        .001113        .004869
                       --------       --------       --------       --------       --------
    TOTAL ......       $.176275       $.013998       $.162277       $.001195       $.009172
                       ========       ========       ========       ========       ========

                                   SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

         ITEM                                               AMOUNT
         ----                                             ----------
1. Total Net Royalty Payments .....................       $  .162277

2. Interest Income* ...............................          .001195

3. Administrative Expense .........................         (.009172)
                                                          ----------
4. Cash Distribution Per Unit** ...................       $  .154300
                                                          ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2000 TAX)

                                                                   FOR JULY 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                          OTHER INCOME
                            ROYALTY INCOME AND EXPENSE                    AND EXPENSE
                       --------------------------------------       -------------------------
                                                       NET
                        GROSS         SEVERANCE      ROYALTY        INTEREST   ADMINISTRATIVE
    SOURCE              INCOME           TAX         PAYMENTS        INCOME        EXPENSE
    ------             --------       ---------      --------       --------   --------------
Florida ........       $.002711       $ .000191      $.002520       $      *       $.000105
Louisiana ......        .018007         .001013       .016994        .000062        .000990
Mississippi ....        .007224         .000380       .006844              *        .000280
New Mexico .....        .027409         .002887       .024522              *        .001063
Oklahoma .......        .032681         .002344       .030337              *        .001268
Texas ..........        .156177         .008582       .147595        .001379        .006057
                       --------       ---------      --------       --------       --------
    TOTAL ......       $.244209       $ .015397      $.228812       $.001441       $.009763
                       ========       =========      ========       ========       ========

                                   SECTION II
                 RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

         ITEM                                              AMOUNT
         ----                                             --------
1. Total Net Royalty Payments .....................       $.228812

2. Interest Income* ...............................        .001441

3. Administrative Expense .........................       (.009763)
                                                          --------
4. Cash Distribution Per Unit** ...................       $.220490
                                                          ========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2000 TAX)

                                                                 FOR AUGUST 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT


                                                                                              OTHER INCOME
                                                   ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                                               -----------------------------------   -----------------------------
                                                                           NET
                                                GROSS      SEVERANCE     ROYALTY      INTEREST      ADMINISTRATIVE
     SOURCE                                     INCOME        TAX        PAYMENTS      INCOME           EXPENSE
     ------                                    --------    ----------   ----------   ----------     --------------
Florida ....................................   $.005624    $  .000395   $  .005229   $    *           $  .000265
Louisiana ..................................     016835       .000585      .016250      .000062          .001089
Mississippi ................................     005290       .000211      .005079        *              .000249
New Mexico .................................     016395       .001475      .014920        *              .000773
Oklahoma ...................................     021537       .001569      .019968        *              .001015
Texas ......................................     101524       .006337      .095187      .001259          .004784
                                               --------    ----------   ----------   ----------       ----------
    TOTAL ..................................   $.167205    $  .010572   $  .156633   $  .001321       $  .008175
                                               ========    ==========   ==========   ==========       ==========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

            ITEM                                                                      AMOUNT
            ----                                                                     ---------
1. Total Net Royalty Payments .....................................................  $ .156633
2. Interest Income*................................................................    .001321
3. Administrative Expense .........................................................   (.008175)
                                                                                     ---------
4. Cash Distribution Per Unit**....................................................  $ .149779
                                                                                     =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.



(SRT 2000 TAX)

                                                              FOR SEPTEMBER 2000

                              SABINE ROYALTY TRUST
                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                                              OTHER INCOME
                                                   ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                                               -----------------------------------   -----------------------------
                                                                           NET
                                                GROSS      SEVERANCE     ROYALTY      INTEREST      ADMINISTRATIVE
     SOURCE                                     INCOME        TAX        PAYMENTS      INCOME           EXPENSE
     ------                                    --------    ----------   ----------   ----------     --------------
Florida ....................................   $.001313    $  .000066   $  .001247   $   *            $  .000037
Louisiana ..................................    .023549       .000765      .022784      .000051          .000944
Mississippi ................................    .011789       .000526      .011263       *               .000330
New Mexico .................................    .021973       .001928      .020045       *               .000614
Oklahoma ...................................    .044100      (.000382)     .044482       *               .001233
Texas ......................................    .149080       .007969      .141111      .001473          .004168
                                               --------    ----------   ----------   ----------       ----------
    TOTAL ..................................   $.251804    $  .010872   $  .240932   $  .001524       $  .007326
                                               ========    ==========   ==========   ==========       ==========


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

          ITEM                                                                        AMOUNT
          ----                                                                       ---------
1. Total Net Royalty Payments .....................................................  $ .240932
2. Interest Income*................................................................    .001524
3. Administrative Expense .........................................................   (.007326)
                                                                                     ---------
4. Cash Distribution Per Unit**....................................................  $ .235130
                                                                                     =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2000 TAX)

                                                                FOR OCTOBER 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT


                                                                                              OTHER INCOME
                                                   ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                                               -----------------------------------   -----------------------------
                                                                           NET
                                                GROSS      SEVERANCE     ROYALTY      INTEREST      ADMINISTRATIVE
     SOURCE                                     INCOME        TAX        PAYMENTS      INCOME           EXPENSE
     ------                                    --------    ----------   ----------   ----------     --------------
Florida ....................................   $.002609    $  .000189   $  .002420   $    *           $  .000561
Louisiana ..................................    .015656       .000592      .015064      .000087          .003666
Mississippi ................................    .012184       .000631      .011553        *              .002621
New Mexico .................................    .015706       .001537      .014169        *              .003379
Oklahoma ...................................    .033221       .002918      .030303        *              .007147
Texas ......................................    .117611       .007272      .110339      .001566          .025304
                                               --------    ----------   ----------   ----------       ----------
    TOTAL ..................................   $.196987    $  .013139   $  .183848   $  .001653       $  .042678
                                               ========    ==========   ==========   ==========       ==========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                                                      AMOUNT
           ----                                                                     ---------
1. Total Net Royalty Payments ..................................................... $ .183848
2. Interest Income*................................................................   .001653
3. Administrative Expense .........................................................  (.042678)
                                                                                    ---------
4. Cash Distribution Per Unit**.................................................... $ .142823
                                                                                    =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2000 Tax)

                                                               FOR NOVEMBER 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT


                                                                                              OTHER INCOME
                                                   ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                                               -----------------------------------   -----------------------------
                                                                           NET
                                                GROSS      SEVERANCE     ROYALTY      INTEREST      ADMINISTRATIVE
     SOURCE                                     INCOME        TAX        PAYMENTS      INCOME           EXPENSE
     ------                                    --------    ----------   ----------   ----------     --------------
Florida .....................................  $.003726    $  .000239   $  .003487   $    *           $  .000104
Louisiana ...................................   .026598       .001145      .025453      .000023          .001035
Mississippi .................................   .010914       .000087      .010827        *              .000306
New Mexico ..................................   .021747       .001954      .019793        *              .000609
Oklahoma ....................................   .048037       .003424      .044613        *              .001346
Texas .......................................   .161689       .008796      .152893      .001740          .004530
                                               --------    ----------   ----------   ----------       ----------
TOTAL .......................................  $.272711    $  .015645   $  .257066   $  .001763       $  .007930
                                               ========    ==========   ==========   ==========       ==========


                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

           ITEM                                                                       AMOUNT
           ----                                                                      ---------
1. Total Net Royalty Payments .....................................................  $ .257066
2. Interest Income*................................................................    .001763
3. Administrative Expense .........................................................   (.007930)
                                                                                     ---------
4. Cash Distribution Per Unit **...................................................  $ .250899
                                                                                     =========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.


(SRT 2000 TAX)

                                                               FOR DECEMBER 2000

                              SABINE ROYALTY TRUST

                                 EIN 75-6297143
                            FORM 1041, GRANTOR TRUST

                    Federal and State Income Tax Information
                            See Instructions for Use

                                   SECTION I
                          INCOME AND EXPENSE PER UNIT

                                                                                              OTHER INCOME
                                                   ROYALTY INCOME AND EXPENSE                 AND EXPENSE
                                               -----------------------------------   -----------------------------
                                                                           NET
                                                GROSS      SEVERANCE     ROYALTY      INTEREST      ADMINISTRATIVE
     SOURCE                                     INCOME        TAX        PAYMENTS      INCOME           EXPENSE
     ------                                    --------    ----------   ----------   ----------     --------------
Florida ....................................   $.005854    $  .000267   $  .005587   $   *             $ .000645
Louisiana ..................................    .015971       .000107      .015864      .000013          .002051
Mississippi ................................    .005884       .000272      .005612       *               .000649
New Mexico .................................    .020702       .001663      .019039       *               .002282
Oklahoma ...................................    .045524       .003425      .042099       *               .005018
Texas ......................................    .179690       .009732      .169958      .001800          .019808
                                               --------    ----------   ----------   ----------        ---------
TOTAL ......................................   $.273625    $  .015466   $  .258159   $  .001813        $ .030453
                                               ========    ==========   ==========   ==========        =========

                                   SECTION II
                  RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

         ITEM                                               AMOUNT
         ----                                             ----------
1. Total Net Royalty Payments ..........................  $  .258159
2. Interest Income*.....................................     .001813
3. Administrative Expense ..............................    (.030453)
                                                          ----------
4. Cash Distribution Per Unit **........................  $  .229519
                                                          ==========

----------

* Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.

** Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE I

         The cumulative depletion factors reflected in Depletion Schedule I should be used to compute 2000 federal and state depletion amounts attributable to Units acquired by noncorporate Unit holders in the original distribution from Sabine Corporation and all other Units purchased in 1983 by any Unit holder for which the Unit holder was entitled to one or more 1983 monthly distributions. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                    LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                   ------------------------------------------------------------------------------------------------------------
                   JANUARY  FEBRUARY  MARCH     APRIL     MAY     JUNE     JULY    AUGUST  SEPTEMBER OCTOBER  NOVEMBER DECEMBER
                   -------- -------- -------- -------- -------- -------- -------- -------- --------- -------- -------- --------
FEDERAL
  DEPLETION
  FACTOR .........  .015811  .029806  .039466  .055752  .066909  .080515  .095937  .105656   .119203  .128058  .139875  .155151
                   ======== ======== ======== ======== ======== ======== ======== ======== ========= ======== ======== ========

STATE DEPLETION
  FACTORS
Florida ..........  .000014  .000020  .000046  .000061  .000069  .000070  .000077  .000089   .000092  .000097  .000106  .000123
Louisiana ........  .000351  .000617  .000851  .001288  .001509  .002003  .002321  .002552   .002848  .003032  .003350  .003532
Mississippi ......  .000198  .000332  .000490  .000713  .000839  .000998  .001134  .001217   .001442  .001588  .001709  .001782
New Mexico .......  .000334  .000491  .000752  .001094  .001326  .001632  .002202  .002546   .002911  .003191  .003537  .003848
Oklahoma .........  .001199  .003217  .004691  .006474  .007445  .008738  .010027  .010807   .012365  .013311  .014677  .016216
Texas ............  .013715  .025129  .032636  .046122  .055721  .067074  .080176  .088445   .099545  .106839  .116496  .129650

                             DEPLETION SCHEDULE II

         The cumulative depletion factors reflected in Depletion Schedule II should be used to compute 2000 federal and state depletion amounts attributable to Units acquired in the original distribution from Sabine Corporation by corporate Unit holders. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                    LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                   ------------------------------------------------------------------------------------------------------------
                   JANUARY  FEBRUARY  MARCH     APRIL     MAY     JUNE     JULY    AUGUST  SEPTEMBER OCTOBER  NOVEMBER DECEMBER
                   -------- -------- -------- -------- -------- -------- -------- -------- --------- -------- -------- --------
FEDERAL
  DEPLETION
  FACTOR .........  .016386  .031255  .042030  .059539  .071083  .085712  .101599  .111622   .126339  .135900  .148523  .163784
                   ======== ======== ======== ======== ======== ======== ======== ======== ========= ======== ======== ========

STATE DEPLETION
  FACTORS
Florida ..........       --       --       --       --       --       --       --       --        --       --       --       --
Louisiana ........  .000982  .001727  .002383  .003605  .004223  .005607  .006497  .007144   .007972  .008486  .009376  .009886
Mississippi ......  .001074  .001800  .002657  .003866  .004553  .005414  .006150  .006601   .007820  .008612  .009268  .009662
New Mexico .......  .000453  .000666  .001020  .001484  .001798  .002213  .002986  .003453   .003948  .004327  .004796  .005219
Oklahoma .........  .001924  .005162  .007528  .010389  .011948  .014023  .016092  .017344   .019845  .021364  .023556  .026026
Texas ............  .011953  .021900  .028442  .040195  .048561  .058455  .069874  .077080   .086754  .093111  .101527  .112991


(SRT 2000 TAX)

                              SABINE ROYALTY TRUST
                             DEPLETION SCHEDULE III

         The cumulative depletion factors reflected in Depletion Schedule III should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1984. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.

                                         LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      -------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH   APRIL     MAY      JUNE    JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  ------- -------  -------  ------- -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .014041   .026441  .034961 .049408  .059303  .071412 .085023  .093617   .105586   .113400   .123851  .137363
                      =======   =======  ======= =======  =======  ======= =======  =======   =======   =======   =======  =======
STATE DEPLETION
  FACTORS
Florida ............  .000014   .000020  .000045 .000060  .000068  .000069 .000075  .000087   .000090   .000095   .000103  .000120
Louisiana ..........  .000405   .000712  .000982 .001486  .001741  .002311 .002678  .002945   .003286   .003498   .003865  .004075
Mississippi ........  .000166   .000278  .000411 .000598  .000704  .000837 .000951  .001021   .001210   .001333   .001435  .001496
New Mexico .........  .000199   .000293  .000449 .000653  .000791  .000973 .001313  .001518   .001736   .001903   .002109  .002295
Oklahoma ...........  .000996   .002673  .003898 .005379  .006186  .007260 .008331  .008979   .010274   .011060   .012195  .013474
Texas ..............  .012261   .022465  .029176 .041232  .049813  .059962 .071675  .079067   .088990   .095511   .104144  .115903

                            DEPLETION SCHEDULE IV

         The cumulative depletion factors reflected in Depletion Schedule IV should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1985. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                        LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                        -----------------------------------------------------------------------------------------------------------
                        JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY     AUGUST  SEPTEMBER OCTOBER NOVEMBER DECEMBER
                        -------  -------- -------  -------  -------  -------  -------   ------  --------- ------- -------- --------
FEDERAL
  DEPLETION
  FACTOR ............   .015175  .028501  .037679  .053226  .063924  .076901  .091677  .100986   .113929  .122399  .133661  .148300
                        =======  =======  =======  =======  =======  =======  =======  =======   =======  =======  =======  =======
STATE DEPLETION
  FACTORS
Florida .............   .000013  .000018  .000041  .000055  .000062  .000063  .000069  .000080   .000083  .000088  .000096  .000112
Louisiana ...........   .000253  .000445  .000614  .000929  .001088  .001445  .001674  .001841   .002054  .002186  .002415  .002546
Mississippi .........   .000220  .000369  .000545  .000793  .000934  .001110  .001261  .001353   .001603  .001765  .001899  .001980
New Mexico ..........   .000314  .000462  .000707  .001029  .001247  .001535  .002070  .002393   .002736  .002999  .003324  .003617
Oklahoma ............   .001021  .002740  .003996  .005514  .006341  .007442  .008540  .009205   .010532  .011338  .012501  .013812
Texas ...............   .013354  .024467  .031776  .044906  .054252  .065306  .078063  .086114   .096921  .104023  .113426  .126233





(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                              DEPLETION SCHEDULE V


The cumulative depletion factors reflected in Depletion Schedule V should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions on the January 15, February 17 or March 17, 1986 Monthly Record Date. This schedule should not be used to compute depletion for any other Units owned.(See the accompanying information for computation instructions.)

                                       LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                     ---------------------------------------------------------------------------------------------------------------
                     JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE    JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                     -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ..........  .014193  .026622   .035165  .049664  .059672  .071762  .085598  .094311   .106384   .114291   .124801  .138524
                     =======  =======   =======  =======  =======  =======  =======  =======   =======   =======   =======  =======
STATE DEPLETION
FACTORS
Florida ...........  .000014  .000020   .000046  .000062  .000070  .000071  .000078  .000090   .000093   .000098   .000107  .000125
Louisiana .........  .000174  .000306   .000422  .000639  .000749  .000995  .001153  .001268   .001415   .001506   .001664  .001754
Mississippi .......  .000173  .000290   .000428  .000623  .000734  .000873  .000992  .001065   .001261   .001389   .001495  .001558
New Mexico ........  .000306  .000450   .000689  .001002  .001214  .001494  .002015  .002330   .002664   .002920   .003237  .003522
Oklahoma ..........  .000910  .002441   .003560  .004913  .005650  .006631  .007610  .008202   .009385   .010103   .011140  .012308
Texas .............  .012616  .023115   .030020  .042425  .051255  .061698  .073750  .081356   .091566   .098275   .107158  .119257

                             DEPLETION SCHEDULE VI

         The cumulative depletion factors reflected in Depletion Schedule VI should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions after the March 17, 1986 Monthly Record Date and before the January 15,1987 Monthly Record Date. This schedule should not be used to compute depletion for any other units owned. (See the accompanying information for computation instructions.)

                                         LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      -------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY   MARCH    APRIL    MAY     JUNE     JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
                      -------  --------  -------  -------  ------- ------- -------  -------  ---------  -------  --------  --------
FEDERAL
  DEPLETION
  FACTOR ...........  .013051  .024452   .032320  .045659  .054857 .065996 .078753  .086787   .097905   .105192  .114874   .127472
                      =======  =======   =======  =======  ======= ======= =======  =======   =======   =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000012  .000017   .000039  .000052  .000059 .000060 .000066  .000076   .000079   .000083  .000090   .000105
Louisiana ..........  .000192  .000338   .000467  .000707  .000828 .001099 .001273  .001400   .001562   .001663  .001837   .001937
Mississippi ........  .000168  .000282   .000416  .000605  .000712 .000847 .000962  .001032   .001223   .001347  .001449   .001511
New Mexico .........  .000333  .000490   .000750  .001091  .001322 .001627 .002195  .002538   .002902   .003181  .003526   .003837
Oklahoma ...........  .000827  .002220   .003238  .004468  .005138 .006030 .006920  .007459   .008535   .009188  .010131   .011193
Texas ..............  .011519  .021105   .027410  .038736  .046798 .056333 .067337  .074282   .083604   .089730  .097841   .108889



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE VII

         The cumulative depletion factors reflected in Depletion Schedule VII should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1987. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ...........  .014457  .027117  .035872  .050654  .060845  .073152  .087258  .096154  .108453    .116514  .127237   .141235
                      =======  =======  =======  =======  =======  =======  =======  =======  =======    =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000041  .000058  .000133  .000177  .000199  .000201  .000220  .000254  .000264    .000279  .000304   .000355
Louisiana ..........  .000185  .000326  .000450  .000681  .000798  .001059  .001227  .001349  .001505    .001602  .001770   .001866
Mississippi ........  .000162  .000271  .000400  .000582  .000685  .000815  .000926  .000994  .001178    .001297  .001396   .001455
New Mexico .........  .000338  .000497  .000761  .001107  .001341  .001650  .002226  .002574  .002944    .003227  .003577   .003892
Oklahoma ...........  .000949  .002546  .003713  .005124  .005893  .006917  .007938  .008556  .009790    .010539  .011620   .012838
Texas ..............  .012782  .023419  .030415  .042983  .051929  .062510  .074721  .082427  .092772    .099570  .108570   .120829

                            DEPLETION SCHEDULE VIII

         The cumulative depletion factors reflected in Depletion Schedule VIII should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1988. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ...........  .014758  .027828  .036898  .052083  .062505  .075116  .089535  .098633  .111263    .119533  .130562   .144912
                      =======  =======  =======  =======  =======  =======  =======  =======  =======    =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000052  .000074  .000169  .000226  .000255  .000258  .000282  .000326  .000338    .000357  .000389   .000454
Louisiana ..........  .000210  .000369  .000509  .000770  .000902  .001198  .001388  .001526  .001703    .001813  .002003   .002112
Mississippi ........  .000150  .000251  .000371  .000540  .000636  .000756  .000859  .000922  .001092    .001203  .001295   .001350
New Mexico .........  .000346  .000509  .000779  .001134  .001374  .001691  .002282  .002639  .003018    .003308  .003667   .003990
Oklahoma ...........  .001146  .003074  .004483  .006187  .007115  .008350  .009582  .010328  .011817    .012721  .014026   .015496
Texas ..............  .012854  .023551  .030587  .043226  .052223  .062863  .075142  .082892  .093295    .100131  .109182   .121510



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE IX

The cumulative depletion factors reflected in Depletion Schedule IX should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1989. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ..........   .014550  .027638  .036808  .051916  .062211  .074675  .088876  .097849  .110419    .118636  .129604   .143817
                      =======  =======  =======  =======  =======  =======  =======  =======  =======    =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ...........   .000087  .000124  .000284  .000379  .000427  .000432  .000473  .000547  .000568    .000600  .000654   .000763
Louisiana .........   .000201  .000354  .000488  .000738  .000865  .001148  .001330  .001463  .001633    .001738  .001920   .002024
Mississippi .......   .000200  .000335  .000494  .000719  .000847  .001007  .001144  .001228  .001455    .001602  .001724   .001797
New Mexico ........   .000322  .000473  .000724  .001054  .001277  .001572  .002121  .002452  .002804    .003073  .003406   .003706
Oklahoma ..........   .001385  .003716  .005420  .007480  .008602  .010096  .011586  .012488  .014289    .015382  .016960   .018738
Texas .............   .012355  .022636  .029398  .041546  .050193  .060420  .072222  .079671  .089670    .096241  .104940   .116789

                              DEPLETION SCHEDULE X

         The cumulative depletion factors reflected in Depletion Schedule X should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1990. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ...........  .144000  .027295  .036433  .051397  .061578  .073924  .088052  .096995   .109435   .117589  .128488   .142557
                      =======  =======  =======  =======  =======  =======  =======  =======  =======    =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000120  .000170  .000390  .000520  .000586  .000593  .000649  .000750   .000779   .000823  .000897   .001046
Louisiana ..........  .000246  .000433  .000597  .000903  .001058  .001405  .001628  .001790   .001997   .002126  .002349   .002477
Mississippi ........  .000167  .000280  .000414  .000602  .000709  .000843  .000958  .001028   .001218   .001341  .001443   .001504
New Mexico .........  .000431  .000634  .000970  .001412  .001711  .002105  .002840  .003284   .003755   .004116  .004562   .004964
Oklahoma ...........  .001364  .003660  .005337  .007365  .008470  .009941  .011408  .012296   .014069   .015146  .016700   .018451
Texas ..............  .012072  .022118  .028725  .040595  .049044  .059037  .070569  .077847   .087617   .094037  .102537   .114115



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE XI

         The cumulative depletion factors reflected in Depletion Schedule XI should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1991. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ..........   .014276  .026967  .036256  .051197  .061287  .073639  .087994  .097079  .109586   .117834   .128864   .142798
                      =======  =======  =======  =======  =======  =======  =======  =======  =======   =======   =======   =======
STATE DEPLETION
  FACTORS
Florida ...........   .000145  .000205  .000469  .000626  .000705  .000714  .000782  .000904  .000939   .000992   .001081   .001261
Louisiana .........   .000353  .000621  .000857  .001297  .001519  .002017  .002337  .002570  .002868   .003053   .003373   .003556
Mississippi .......   .000158  .000265  .000391  .000568  .000669  .000795  .000903  .000969  .001148   .001264   .001360   .001418
New Mexico ........   .000897  .001319  .002019  .002938  .003560  .004381  .005910  .006833  .007813   .008564   .009493   .010329
Oklahoma ..........   .001464  .003928  .005728  .007905  .009091  .010669  .012243  .013196  .015099   .016254   .017922   .019801
Texas .............   .011259  .020629  .026792  .037863  .045743  .055063  .065819  .072607  .081719   .087707   .095635   .106433

                             DEPLETION SCHEDULE XII

         The cumulative depletion factors reflected in Depletion Schedule XII should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1992. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ...........  .014699  .028204  .038002  .053581  .064048  .076850  .091784  .101166   .114332   .122981  .134544   .149113
                      =======  =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000077  .000109  .000250  .000334  .000376  .000381  .000417  .000482   .000500   .000528  .000575   .000671
Louisiana ..........  .000191  .000336  .000464  .000702  .000822  .001091  .001264  .001390   .001551   .001651  .001824   .001923
Mississippi ........  .000149  .000250  .000369  .000537  .000632  .000751  .000853  .000916   .001085   .001195  .001286   .001341
New Mexico .........  .000987  .001451  .002221  .003232  .003916  .004819  .006501  .007517   .008595   .009421  .010442   .011362
Oklahoma ...........  .001997  .005358  .007814  .010783  .012401  .014554  .016702  .018002   .020598   .022174  .024449   .027012
Texas ..............  .011298  .020700  .026884  .037993  .045901  .055254  .066047  .072859   .082003   .088012  .095968   .106804



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                            DEPLETION SCHEDULE XIII

         The cumulative depletion factors reflected in Depletion Schedule XIII should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1993. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR .........    .015073  .028715  .038951  .054956  .065638  .078758  .094051  .103762   .117165   .126015  .137897   .152745
                      =======  =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ...........   .000238  .000338  .000774  .001033  .001164  .001178  .001289  .001490   .001547   .001634  .001780   .002076
Louisiana .........   .000420  .000739  .001019  .001541  .001805  .002396  .002776  .003053   .003407   .003627  .004007   .004225
Mississippi .......   .000158  .000265  .000391  .000569  .000670  .000797  .000905  .000971   .001151   .001268  .001365   .001423
New Mexico ........   .001121  .001648  .002523  .003672  .004449  .005475  .007386  .008540   .009765   .010703  .011864   .012909
Oklahoma ..........   .001948  .005227  .007623  .010520  .012099  .014200  .016296  .017564   .020097   .021635  .023855   .026356
Texas .............   .011188  .020498  .026621  .037621  .045451  .054712  .065399  .072144   .081198   .087148  .095026   .105756

                             DEPLETION SCHEDULE XIV

         The cumulative depletion factors reflected in Depletion Schedule XIV should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1994. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR .........    .014724  .028130  .038386  .054138  .064543  .077362  .092038  .101477  .114469    .123043  .134640   .149119
                      =======  =======  =======  =======  =======  =======  =======  =======  =======    =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ...........   .000399  .000566  .001297  .001731  .001950  .001974  .002161  .002498  .002594    .002741  .002986   .003482
Louisiana .........   .000631  .001110  .001531  .002316  .002713  .003601  .004172  .004588  .005120    .005450  .006021   .006348
Mississippi .......   .000175  .000293  .000432  .000629  .000741  .000881  .001001  .001074  .001272    .001401  .001508   .001572
New Mexico ........   .000859  .001263  .001933  .002813  .003409  .004195  .005659  .006543  .007482    .008201  .009090   .009891
Oklahoma ..........   .002001  .005369  .007830  .010806  .012427  .014585  .016737  .018040  .020641    .022221  .024501   .027069
Texas .............   .010659  .019529  .025363  .035843  .043303  .052126  .062308  .068734  .077360    .083029  .090534   .100757



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE XV

         The cumulative depletion factors reflected in Depletion Schedule XV should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1995. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      January  February  March    April     May     June     July    August   September  October  November December
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ..........   .015048  .028728  .039693  .055839  .066450  .079211  .094060  .103765   .116930   .125681  .137507   .152496
                      =======  =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ...........   .000730  .001035  .002370  .003163  .003563  .003607  .003948  .004563   .004738   .005006  .005453   .006360
Louisiana .........   .000432  .000760  .001049  .001587  .001859  .002468  .002860  .003145   .003509   .003735  .004127   .004351
Mississippi .......   .000236  .000396  .000584  .000850  .001001  .001190  .001352  .001451   .001719   .001893  .002037   .002124
New Mexico ........   .000872  .001282  .001963  .002857  .003462  .004261  .005748  .006646   .007600   .008330  .009233   .010046
Oklahoma ..........   .002165  .005810  .008473  .011693  .013448  .015783  .018112  .019522   .022337   .024046  .026513   .029293
Texas .............   .010613  .019445  .025254  .035689  .043117  .051902  .062040  .068438   .077027   .082671  .090144   .100322

                             DEPLETION SCHEDULE XVI

         The cumulative depletion factors reflected in Depletion Schedule XVI should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1996. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      January  February  March    April     May     June     July    August   September  October  November December
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ...........  .014770  .028687  .039767  .055904  .066391  .079151  .093899  .103484   .116732   .125494  .137400   .152284
                      =======  =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======
STATE DEPLETION
 FACTORS
Florida ............  .000651  .000923  .002113  .002819  .003176  .003215  .003519  .004067   .004223   .004462  .004861   .005669
Louisiana ..........  .000480  .000844  .001164  .001761  .002063  .002739  .003174  .003490   .003895   .004146  .004581   .004830
Mississippi ........  .000177  .000297  .000438  .000637  .000750  .000892  .001013  .001087   .001288   .001419  .001527   .001592
New Mexico .........  .000938  .001379  .002111  .003072  .003723  .004582  .006181  .007147   .008172   .008957  .009928   .010803
Oklahoma ...........  .002699  .007242  .010561  .014574  .016761  .019672  .022575  .024332   .027841   .029971  .033046   .036510
Texas ..............  .009825  .018002  .023380  .033041  .039918  .048051  .057437  .063361   .071313   .076539  .083457   .092880



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                            DEPLETION SCHEDULE XVII

         The cumulative depletion factors reflected in Depletion Schedule XVII should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1997. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR .........    .016284  .031206  .043089  .060675  .072162  .086202  .102297  .112804  .127135    .136630  .149535   .165679
                      =======  =======  =======  =======  =======  =======  =======  =======  =======    =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ..........    .000727  .001031  .002360  .003149  .003547  .003590  .003929  .004541  .004715    .004981  .005426   .006328
Louisiana ........    .000734  .001291  .001781  .002694  .003156  .004190  .004855  .005339  .005958    .006342  .007007   .007388
Mississippi ......    .000218  .000365  .000539  .000784  .000923  .001098  .001247  .001339  .001586    .001747  .001880   .001960
New Mexico .......    .000926  .001361  .002083  .003031  .003673  .004520  .006098  .007051  .008063    .008838  .009796   .010659
Oklahoma .........    .002462  .006606  .009634  .013295  .015290  .017945  .020593  .022196  .025397    .027340  .030145   .033305
Texas ............    .011217  .020552  .026692  .037722  .045573  .054859  .065575  .072338  .081416    .087382  .095281   .106039

                            DEPLETION SCHEDULE XVIII

         The cumulative depletion factors reflected in Depletion Schedule XVIII should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1998. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)


                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
 DEPLETION
 FACTOR ...........   .016494  .031667  .043618  .061471  .073113  .087448  .103718  .114283   .128918   .138579  .151649   .167857
                      =======  =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======

STATE DEPLETION
  FACTORS
Florida ..........    .000626  .000887  .002031  .002710  .003053  .003090  .003382  .003909   .004059   .004288  .004671   .005448
Louisiana ........    .000797  .001402  .001934  .002926  .003428  .004551  .005273  .005798   .006470   .006887  .007609   .008023
Mississippi ......    .000392  .000657  .000970  .001411  .001662  .001976  .002245  .002410   .002855   .003144  .003383   .003527
New Mexico .......    .000883  .001298  .001987  .002891  .003503  .004311  .005816  .006725   .007690   .008429  .009343   .010166
Oklahoma .........    .002523  .006769  .009872  .013624  .015668  .018389  .021102  .022744   .026024   .028015  .030889   .034127
Texas ............    .011273  .020654  .026824  .037909  .045799  .055131  .065900  .072697   .081820   .087816  .095754   .106566



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE XIX

         The cumulative depletion factors reflected in Depletion Schedule XIX should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 1999. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

                                          LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2000
                      --------------------------------------------------------------------------------------------------------------
                      JANUARY  FEBRUARY  MARCH    APRIL     MAY     JUNE     JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER DECEMBER
                      -------  -------- ------   -------  -------  -------  -------  -------  ---------  -------  -------- ---------
FEDERAL
  DEPLETION
  FACTOR ..........   .017519  .033205  .045521  .064642  .076883  .093030  .110312  .121539   .137116   .147340  .161356   .177632
                      =======  =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======
STATE DEPLETION
  FACTORS
Florida ............  .000429  .000608  .001392  .001858  .002093  .002119  .002319  .002680   .002783   .002940  .003203   .003736
Louisiana ..........  .002305  .004054  .005593  .008462  .009913  .013161  .015249  .016768   .018711   .019917  .022005   .023201
Mississippi ........  .000560  .000939  .001386  .002016  .002374  .002823  .003207  .003442   .004078   .004491  .004833   .005038
New Mexico .........  .001003  .001475  .002258  .003286  .003982  .004900  .006610  .007643   .008740   .009580  .010619   .011554
Oklahoma ...........  .002236  .006000  .008750  .012076  .013888  .016300  .018705  .020161   .023068   .024833  .027381   .030252
Texas ..............  .010986  .020129  .026142  .036944  .044633  .053727  .064222  .070845   .079736   .085579  .093315   .103851

                              SABINE ROYALTY TRUST

                             DEPLETION SCHEDULE XX

         The cumulative depletion factors reflected in Depletion Schedule XX should be used to compute 2000 federal and state depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2000. This schedule should not be used to compute depletion for any other Units owned. (See the accompanying information for computation instructions.)

FIRST MONTH IN
WHICH UNITS WERE
OWNED ON THE
MONTHLY RECORD
DATE IN 2000        JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE    JULY    AUGUST   SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
----------------    -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
January ........    .017352   .032758  .045060  .063968  .076086  .091905  .109094  .120235   .135787   .146033   .159886   .175941
February .......         --   .015406  .027708  .046616  .058734  .074553  .091742  .102883   .118435   .128681   .142534   .158589
March ..........         --        --  .012302  .031210  .043328  .059147  .076336  .087477   .103029   .113275   .127128   .143183
April ..........         --        --       --  .018908  .031026  .046845  .064034  .075175   .090727   .100973   .114826   .130881
May ............         --        --       --       --  .012118  .027937  .045126  .056267   .071819   .082065   .095918   .111973
June ...........         --        --       --       --       --  .015819  .033008  .044149   .059701   .069947   .083800   .099855
July ...........         --        --       --       --       --       --  .017189  .028330   .043882   .054128   .067981   .084036
August .........         --        --       --       --       --       --       --  .011141   .026693   .036939   .050792   .066847
September ......         --        --       --       --       --       --       --       --   .015552   .025798   .039651   .055706
October ........         --        --       --       --       --       --       --       --        --   .010246   .024099   .040154
November .......         --        --       --       --       --       --       --       --        --        --   .013853   .029908
December .......         --        --       --       --       --       --       --       --        --        --        --   .016055


STATE DEPLETION
FACTORS             JANUARY  FEBRUARY   MARCH    APRIL     MAY      JUNE     JULY    AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER
---------------     -------  --------  -------  -------  -------  -------  -------  -------  ---------  -------  --------  --------
Florida ..........  .000447   .000187  .000817  .000485  .000245  .000027  .000209  .000376   .000107   .000164  .000274   .000555
Louisiana ........  .002008   .001524  .001341  .002499  .001264  .002829  .001819  .001323   .001693   .001051  .001819   .001042
Mississippi ......  .000861   .000582  .000687  .000969  .000551  .000690  .000590  .000362   .000977   .000635  .000526   .000316
New Mexico .......  .001199   .000564  .000935  .001228  .000831  .001097  .002044  .001234   .001310   .001004  .001241   .001118
Oklahoma .........  .002191   .003689  .002695  .003259  .001776  .002363  .002357  .001427   .002849   .001730  .002497   .002813
Texas ............  .010646   .008860  .005827  .010468  .007451  .008813  .010170  .006419   .008616   .005662  .007496   .010211
                    -------   -------  -------  -------  -------  -------  -------  -------   -------   -------  -------   -------
TOTAL ............  .017352   .015406  .012302  .018908  .012118  .015819  .017189  .011141   .015552   .010246  .013853   .016055
                    =======   =======  =======  =======  =======  =======  =======  =======   =======   =======  =======   =======



(SRT 2000 TAX)

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                           [SAMPLE FORM APPEARS HERE]

                  SAMPLE TAX FORMS FOR INDIVIDUAL UNIT HOLDERS

                           [SAMPLE FORM APPEARS HERE]

                            COMPREHENSIVE EXAMPLE 1

         The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2000.

                  COMPUTATION OF INCOME AND EXPENSE FOR UNITS
                    OWNED ON ALL MONTHLY RECORD DATES IN 2000

                              SABINE ROYALTY TRUST
                           TAX COMPUTATION WORKSHEET

                                      2000

         (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                        A                      B                 C
                                                       AMOUNTS PER UNIT
                                    NUMBER OF          FROM APPROPRIATE
                                   UNITS OWNED            SCHEDULE(S)                           WHERE TO REFLECT ON
ITEM                                (NOTE 1)               (NOTE 2)              TOTALS         2000 FORM 1040 (NOTE 3)
----                               -----------         ----------------         -------     ----------------------------
Gross Royalty Income ........          100        X        $2.586743       =     $258.67     Line 4, Part I,   Schedule E
                                       ---                 ---------             -------
Severance Tax ...............          100        X        $ .157354       =     $ 15.73     Line 16, Part I,  Schedule E
                                       ---                 ---------             -------
Interest Income .............          100        X        $ .016044       =     $  1.60     Line 1, Part I,   Schedule B
                                       ---                 ---------             -------
Administrative Expense ......          100        X        $ .170794       =     $ 17.07     Line 18, Part I,  Schedule E
                                       ---                 ---------             -------

                                    PART II

                            COST DEPLETION (NOTE 4)

                      COST DEPLETION
                    ALLOWABLE IN PRIOR       ADJUSTED BASIS FOR
                      CALENDAR YEARS           COST DEPLETION         APPROPRIATE 2000
ORIGINAL BASIS           (NOTE 5)                 PURPOSES          COST DEPLETION FACTOR      2000 COST DEPLETION*
--------------      ------------------       ------------------     ---------------------      --------------------
  $2,100.00     -       $1,917.06        =        $182.94        x         .137363          =         $25.12
  ---------             ---------                 -------                  -------                    ------

* Reflect cost depletion on 2000 Form 1040, line 20, Part 1, Schedule E
  (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                          WHERE TO REFLECT ON
  NET SALES           ADJUSTED BASIS           GAIN          2000 FORM 1040
    PRICE                (NOTE 6)             (LOSS)            (NOTE 3)
--------------        --------------          ------      -------------------
Not Applicable   -         --           =       --              Form 4797
--------------             --                   --


                        See Page 5 for Applicable Notes.



(SRT 2000 TAX)

                            COMPREHENSIVE EXAMPLE 2

         The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on units disposed of during 2000.

ACQUISITION      UNITS          ORIGINAL      SALES      UNITS        SALES
   DATE         ACQUIRED          BASIS        DATE       SOLD        PRICE
-----------     --------       ---------     -------     -----      ---------
 03-21-84         100          $2,100.00     04-3-00      100       $1,275.00

            COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2000

                              SABINE ROYALTY TRUST
                           TAX COMPUTATION WORKSHEET

                                      2000

      (RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

                                     PART I

                               INCOME AND EXPENSE

                                        A                      B                 C
                                                       AMOUNTS PER UNIT
                                    NUMBER OF          FROM APPROPRIATE
                                   UNITS OWNED            SCHEDULE(S)                           WHERE TO REFLECT ON
ITEM                                (NOTE 1)               (NOTE 2)              TOTALS         2000 FORM 1040 (NOTE 3)
----                               -----------         ----------------         -------     -----------------------------
Gross Royalty Income ..........         100        X        $.595139       =     $59.51      Line 4, Part I,   Schedule E
                                        ---                 --------             ------
Severance Tax .................         100        X        $.037287       =     $ 3.72      Line 16, Part I,  Schedule E
                                        ---                 --------             ------
Interest Income .................       100        X        $.003165       =     $  .31      Line 1, Part I,   Schedule B
                                        ---                 --------             ------
Administrative Expense .........        100        X        $.032105       =     $ 3.21      Line 18, Part I,  Schedule E
                                        ---                 --------             ------

                                    PART II

                            COST DEPLETION (NOTE 4)

                      COST DEPLETION
                    ALLOWABLE IN PRIOR       ADJUSTED BASIS FOR
                      CALENDAR YEARS           COST DEPLETION         APPROPRIATE 2000
ORIGINAL BASIS           (NOTE 5)                 PURPOSES          COST DEPLETION FACTOR      2000 COST DEPLETION*
--------------      ------------------       ------------------     ---------------------      --------------------
  $2,100.00     -       $1,917.06        =        $182.94        x         .034961          =         $ 6.40
  ---------             ---------                 -------                  -------                    ------

*Reflect cost depletion on 2000 Form 1040, line 20, Part 1, Schedule E (Note 3).

                                    PART III

                  COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

                                                          WHERE TO REFLECT ON
  NET SALES           ADJUSTED BASIS            GAIN          2000 FORM 1040
    PRICE                (NOTE 6)              (LOSS)            (NOTE 3)
--------------        --------------         ---------    -------------------
  $1,275.00      -         $176.54      =    $1,098.46         Form 4797
--------------             --                ---------


                        See Page 5 for Applicable Notes.

(SRT 2000 TAX)

                            COMPREHENSIVE EXAMPLE 2
                                  (CONTINUED)

                              SABINE ROYALTY TRUST

                    SUPPLEMENT TO TAX COMPUTATION WORKSHEET

                                      2000

                    FOR UNITS HELD FOR ONLY PART OF THE YEAR

         This worksheet should be used by Unit holders who became holders of record of Units or ceased to be holders of record of Units during the period from January 18, 2000 through December 15, 2000. This worksheet is designed to assist Unit holders in determining the proper income and expense factors to be used on the Tax Computation Worksheet -- Part I, under the heading entitled "Amounts Per Unit from Appropriate Schedule(s)". In order to complete this schedule, Unit holders should insert only the individual income and expense factors from the monthly schedules (pages 8-19) for each month during which the Units were owned on a Monthly Record Date. (See page 4 for a list of Monthly Record Dates.)

                                        MONTH(S) DURING WHICH UNITS WERE OWNED ON A MONTHLY RECORD DATE                  CALCULATED
                     -------------------------------------------------------------------------------------------------     FACTOR
                     JANUARY  FEBRUARY  MARCH   APRIL  MAY  JUNE  JULY  AUGUST  SEPTEMBER  OCTOBER  NOVEMBER  DECEMBER    PER UNIT*
                     -------  --------  -----   -----  ---  ----  ----  ------  ---------  -------  --------  --------   ----------
Gross Royalty
  Income ..........  .231823   .206906  .156410    --   --    --    --      --         --       --        --        --    .595139
                     -------   -------  -------   ---  ---   ---   ---     ---        ---      ---       ---       ---    -------
Severance Tax .....  .016605   .010966  .009716    --   --    --    --      --         --       --        --        --    .037287
                     -------   -------  -------   ---  ---   ---   ---     ---        ---      ---       ---       ---    -------
Interest Income ...  .001170   .001033  .000962    --   --    --    --      --         --       --        --        --    .003165
                     -------   -------  -------   ---  ---   ---   ---     ---        ---      ---       ---       ---    -------
Administrative
  Expense .........  .015897   .009102  .007106    --   --    --    --      --         --       --        --        --    .032105
                     -------   -------  -------   ---  ---   ---   ---     ---        ---      ---       ---       ---    -------

----------

* This column of calculated factors per Unit should be inserted in column B of the Income and Expense section (Part I) of the Tax Computation Worksheet on page 5.



(SRT 2000 TAX)

                              SABINE ROYALTY TRUST

               DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE
                   OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST


         The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, "active, "portfolio "or "passive", based upon the nature of the activity and the involvement of the taxpayer in such activity. Since the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio and as such can be reported as directed on the tax computation worksheet (page 5). However,under certain limited circumstances a different classification may be appropriate; accordingly Unit holders should consult their tax advisor concerning this matter.

TAX BACKGROUND INFORMATION

         Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the "Ruling"), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for Federal income tax purposes as a "grantor trust" and not as an association taxable as a corporation. A grantor trust is not subject to Federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust's income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly,each Unit holder of the Trust is taxable on his pro rata share of the Trust income and/or deductions.

         The income received or accrued and deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust. Thus, the taxable year for reporting a Unit holder's share of the Trust's income and deductions is controlled by the Unit holder's taxable year and method of accounting rather than the taxable year and method of accounting of the Trust. For example, a cash basis Unit holder should recognize income attributable to his Units as such income is received by the Trust; and deductions attributable to his Units should be claimed when such deductions are paid by the Trust.

  Effect of Escrow Arrangement

         The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the "Properties"), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine's working interests in effecting the distribution. In order to facilitate creation of the Trust and avoid the administrative expense and inconvenience of daily reporting to Unit holders, the conveyances by Sabine of the Properties located in five of the six states provided for the execution of an escrow agreement by Sabine, the Trustee and InterFirst Bank Dallas, N.A., in its capacity as escrow agent. The conveyances by Sabine of the Properties located in Louisiana provided for the execution of a substantially identical escrow agreement by Sabine and a Louisiana bank, in the capacities of escrow agent and of trustee under Sabine Louisiana Royalty Trust. Sabine Louisiana Royalty Trust, the sole beneficiary of which is the Trust, was established in order to avoid uncertainty under Louisiana law as to the legality of the Trustee's holding record title to the Properties located in Louisiana.


(SRT 2000 TAX)

         Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agents and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agents have agreed to endeavor to assure that they incur and pay expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is recognized for Federal income tax purposes and the Trustee and the escrow agents are able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

         If the escrow arrangement is not recognized for Federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.

DEPLETION

  Cost Depletion

         Pursuant to the previously mentioned Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. This cost depletion deduction is computed by reference to the Unit holder's basis in each of his Units.

         The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder's tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder's cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine's tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the decimal derived when estimated total equivalent units of production (barrels of oil and MCF's of gas) expected to be recovered from the property as of the beginning of the taxable year is divided into the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.

  Percentage Depletion

         Prior to the Revenue Reconciliation Act of 1990, Unit holders were prohibited from claiming percentage depletion on transferred proven oil and gas properties. Since substantially all of the properties were "proven properties" on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders which became Unit holders prior to October 12, 1990.

         For Unit holders which become Unit owners from transfers of Units occurring after October 11, 1990, the Revenue Reconciliation Act of 1990 repeals the prohibition on claiming percentage


(SRT 2000 TAX)
depletion. A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. However, since cost depletion exceeds any otherwise allocable percentage depletion, percentage depletion factors have not been presented by reference to the number of units a Unit holder owns. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for applicable transfers occurring after October 11, 1990.

NONRESIDENT FOREIGN UNIT HOLDERS

         Nonresident alien individual and foreign corporation Unit holders ("Foreign Taxpayer(s)"), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2000 should have received a Form 1042S from the Trust. The Form 1042S will reflect the total Federal income tax withheld from distributions. The amount reported on the Form 1042S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules. The Federal income tax withheld, as reported on the Form 1042S, should be considered as a credit by the Unit holder in computing any Federal income tax liability.

         A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. The income attributable to the Properties is considered as income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such income, but must file a United States income tax return to claim such deductions. This election once made is generally irrevocable unless an applicable treaty allows the election to be made periodically.

         The Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), generally treats interests in trusts owning United States real property as United States real property interests. However, pursuant to applicable Treasury regulations, Units in Trust, for purposes of FIRPTA only, are not considered United States real property interests unless they are owned by a Unit holder having greater than a 5% interest in the Trust.
Additionally, certain reporting provisions are applicable with respect to Foreign Taxpayers owning a greater than 5% interest in the Trust.

         Generally, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. This withholding is required only when the FIRPTA provisions apply, as described in the preceding paragraph. In addition, distributions, if any, that represent the Foreign Taxpayer's allocable share of gain realized upon the sale, exchange or other disposition of a United States real property interest by the Trust, will generally be subject to withholding tax at a 34% rate.

         In order to avoid such withholding when the FIRPTA provisions apply, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption statement certifying why such withholding is not required. Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.

SALE OR EXCHANGE OF UNITS

         Generally, a Unit Holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion

(SRT 2000 TAX)
deductions allowable (whether deducted or not) with respect to such Unit. Trust income allocable to such Unit to the date of sale is taxable to the selling Unit holder. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For Federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date. Gain or loss on the sale of a Unit by a Unit holder who acquired the Unit(s) prior to January 1, 1987 who is not a "dealer" with respect to such Unit, who holds it as a capital asset and who has held it for the required amount of time will, in general, be treated as a long-term capital gain or loss.

         A Unit holder who is not a dealer who sells a Unit acquired on or after January 1, 1987 must recapture the depletion deductions taken with respect to such Unit by recognizing as ordinary income the lesser of (1) the depletion deductions taken or (2) the amount realized upon the sale less the adjusted basis of the Unit. Gain in excess of the recaptured depletion deduction will, in general, be treated as a capital gain.

         Units acquired after 1987 qualifying as capital assets must be owned more than 1 year to qualify for long-term capital gain or loss treatment.

BACKUP WITHHOLDING

         A payer is required under specified circumstances to withhold tax at the rate of 31% on "reportable interest or dividend payments" and "other reportable payments" (including certain oil and gas royalty payments). Generally, this "backup withholding" is required on payments if the payee has failed to furnish the payer a taxpayer identification number or if the payer is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

         Amounts withheld by payers pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee's Federal income tax liability. If the payee does not incur a Federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.

STATE INCOME TAX

         Unit holders may be required to file state income tax returns and may be liable for state income tax as a result of their ownership of Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is being presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state income tax filing requirements in those states imposing a state income tax. The laws pertaining to income tax in any given state may vary from those of another state and from those applicable to Federal income tax. Accordingly, Unit holders are urged to consult their own tax advisors concerning this matter.

         The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state income tax imposed on the Unit holders' income from the Trust. Failure by Unit holders to properly report their state tax liability could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to carefully review the various filing requirements of the states listed below in order to determine if a current or prior year state income tax liability exists as a result of the ownership of Units in the Trust.


(SRT 2000 TAX)

         The state of Texas does not impose an individual income tax; therefore, no part of the income attributable to the Trust will be subject to state income tax in Texas for individuals. However, corporations (and Limited Liability Companies) doing business in Texas are subject to the Texas Franchise Tax which now includes a calculation based on the corporation's taxable income for Federal income tax purposes. The state of Florida imposes an income tax on resident and nonresident corporations but not individuals. Each of the other states in which the Properties are located imposes an income tax applicable to both resident and nonresident individuals and corporations. Generally, the state income tax in these states is computed as a percentage of taxable income attributable to the particular state. Furthermore, even though there are variances from state to state, taxable income for state purposes is often computed in a manner similar to the computation of taxable income for Federal income tax purposes.

         All states have not adopted Federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion is allowed by those states indicated above which impose a state income tax. Included herein is information to assist you in determining the respective allowable cost depletion deductions by state.

         The following table reflects calendar year corporate and individual income tax return due dates for the states in which the Properties are located. The state income tax return due dates for fiscal year taxpayers will generally allow the same period of time following the end of their respective fiscal years as is allowed for calendar year taxpayers. However, the Texas franchise tax return is generally due for all corporations on May 15.


                     CORPORATE             INDIVIDUAL
STATE                TAXPAYER               TAXPAYER
-----                ---------             ----------
Texas                May 15             Not Applicable
Florida              April 1            Not Applicable
Louisiana            April 15           May 15
Mississippi          March 15           April 15
Oklahoma             March 15           April 15
New Mexico           March 15           April 15


Unit holders should consult their own tax advisors concerning the type of state income tax returns that may be required and their applicable due dates.


(SRT 2000 TAX)

Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:


Florida                                 Florida Department of Revenue
                                        5050 W. Tennessee Street, Bldg K
                                        Tallahassee, Florida 32399-0135
                                        (850) 488-6800
                                        www.state.fl.us

New Mexico          Individuals:        State of New Mexico
                                        Taxation and Revenue Department
                                        1200 Saint Francis Drive
                                        P.O. Box 5374
                                        Santa Fe, New Mexico 87509-5374
                                        (505) 827-0945, (505) 827-0830
                                        www.state.nm.us

                    Corporations:       New Mexico Taxation and Revenue Department
                                        Attention: Corporate Income and Franchise Tax
                                        P.O. Box 25127
                                        Santa Fe, New Mexico 87504-5127
                                        (505) 827-0939
                                        www.state.nm.us

Mississippi                             Mississippi State Tax Commission
                                        Bureau of Revenue
                                        P.O. Box 23050
                                        Jackson, Mississippi 39225-3050
                                        (601) 923-7000
                                        www.state.ms.us

Louisiana           Individuals:        Department of Revenue and Taxation
                                        State of Louisiana
                                        P.O. Box 3440
                                        Baton Rouge, Louisiana 70823-3440
                                        (225) 925-4611
                                        www.state.la.us

                    Corporations:       Secretary of Revenue and Taxation
                                        State of Louisiana
                                        P.O. Box 91011
                                        Baton Rouge, Louisiana 70821-9011
                                        (225) 925-4611
                                        www.state.la.us

Oklahoma            Individuals:        Income Tax Division
                                        Connors Bldg.
                                        2501 N. Lincoln Blvd.
                                        Oklahoma City, OK 73194
                                        www.state.ok.us

                    Corporations:       Oklahoma Tax Commission
                                        P.O. Box 26800
                                        Oklahoma City, Oklahoma 73126-0800
                                        (405) 521-3160
                                        www.state.ok.us

Texas                                   Texas Comptroller of Public Accounts
                                        Austin, Texas 78774-0100
                                        (800) 252-5555
                                        www.state.tx.us



(SRT 2000 TAX)